UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2019

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York	13203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 16, 2019, the Board of Directors of Carrols Restaurant Group, Inc. (the “Company”) appointed Timothy J. LaLonde, the Company’s former Vice President, Controller, as Interim Vice President, Interim Chief Financial Officer and Interim Treasurer effective September 16, 2019 (the “Start Date”). Mr. LaLonde will receive a monthly salary of $25,000 and a grant of 10,000 shares of the Company’s common stock on the Start Date pursuant to the Company’s 2016 Stock Incentive Plan (the “Plan”), which vests upon the later of the following (the “Vesting Date”): (a) the first anniversary of the Start Date and (b) the date on which the Company has completed the transition period to a new Chief Financial Officer of the Company as determined by the Chief Executive Officer of the Company, in his reasonable discretion, provided that on the Vesting Date, Mr. LaLonde has continuously remained in the active employment of the Company or an Affiliate (as defined in the Plan) of the Company. Mr. LaLonde, age 62, served as Chief Financial Officer of Dinosaur Restaurants, LLC from July 2017 until March 2019 and, as Vice President, Controller of the Company from 1997 until 2017. Before joining the Company, Mr. LaLonde was a controller at Fay’s Incorporated, a retailing chain, from 1992 to 1997. Prior to that, Mr. LaLonde was a Senior Audit Manager with the accounting firm of Deloitte & Touche LLP, where he was employed since 1978. Mr. LaLonde does not have any other relationships with the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

On September 16, 2019, the Company issued a press release announcing the appointment of Mr. LaLonde as Interim Vice President, Interim Chief Financial Officer and Interim Treasurer of the Company, the entire text of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Carrols Restaurant Group, Inc. Press Release, dated September 16, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrols Restaurant Group, Inc.

Date: September 16, 2019	By:	/s/ William E. Myers
Name: William E. Myers Title: Vice President, General Counsel and Secretary

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